Exhibit 99.38

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------



                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report

Summary of Loans in Statistical Calculation Pool                                        Range
(As of Calculation Date)                                                                -----
Total Number of Loans                                                5,311
Total Outstanding Balance                                   $1,390,247,250
Average Loan Balance                                              $261,768          $50,000 to $1,000,000
WA Mortgage Rate                                                    6.717%           4.250% to 11.000%
Net WAC                                                             5.966%           2.906% to 10.491%
ARM Characteristics
           WA Gross Margin                                          6.521%           3.000% to 10.650%
           WA Months to First Roll                                      27               13 to 58
           WA First Periodic Cap                                    1.875%           0.750% to 7.000%
           WA Subsequent Periodic Cap                               1.378%           0.750% to 3.000%
           WA Lifetime Cap                                         13.528%           8.500% to 19.125%
           WA Lifetime Floor                                        6.745%           1.000% to 11.000%
WA Original Term (months)                                              360              240 to 360
WA Remaining Term (months)                                             358              235 to 360
WA LTV                                                              82.34%           20.00% to 100.00%
   Percentage of Pool with CLTV > 100%                               0.00%
   WA Effective LTV (Post MI)                                       75.11%
   Second Liens w/100% CLTV                                          0.00%
WA FICO                                                                683
WA DTI%                                                             40.87%
Secured by (% of pool)           1st Liens                         100.00%
                                 2nd Liens                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                    81.55%
Prepay Moves Exempted            Soft                                0.54%
                                 Hard                               81.00%
                                 No Prepay                          18.45%

Unknown                                                              0.00%



=======================================================================================================================
 Top 5 States:         Top 5 Prop:         Doc Types:      Purpose Codes      Occ Codes         Grades     Orig PP Term
CA      46.94%        SFR    69.08%      FULL    59.28%    PUR     64.04%    OO   97.35%     A     100.00   0   18.45%
FL       6.75%        PUD    18.07%      STATED  40.72%    RCO     32.78%    INV   2.25%                    12   5.28%
AZ       4.38%        CND     9.05%                        RNC      3.18%    2H    0.40%                    13   0.02%
NV       3.74%        2 FAM   2.46%                                                                         24  46.28%
WA       3.69%        CNDP    0.67%                                                                         30   0.04%
                                                                                                            36  23.81%
                                                                                                            48   0.01%
                                                                                                            60   6.12%
=======================================================================================================================



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                              PROGRAM
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24         $543,545,082  1,928   39.10  $281,922   6.760  358.36   683  83.7
2/28 LIB6M - IO - 60         $184,243,661    784   13.25  $235,005   6.490  356.07   676  80.6
3/27 LIB6M - IO - 36         $462,819,675  1,815   33.29  $254,997   6.877  358.31   683  83.5
3/27 LIB6M - IO - 60          $60,766,908    276    4.37  $220,170   6.659  357.25   685  81.0
5/25 LIB6M - IO - 60             $964,279      4    0.07  $241,070   6.153  354.70   673  80.0
20Yr Fixed - IO - 60              $96,900      1    0.01   $96,900   7.650  235.00   755  95.0
30Yr Fixed - IO - 60         $137,810,744    503    9.91  $273,978   6.338  358.30   686  76.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                    $1,252,339,605  4,807   90.08  $260,524   6.758  357.95   682  83.0
FIXED 240                         $96,900      1    0.01   $96,900   7.650  235.00   755  95.0
FIXED 360                    $137,810,744    503    9.91  $273,978   6.338  358.30   686  76.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $50,000      1    0.00   $50,000   7.375  358.00   641  64.1
$50,000.01 - $75,000.00        $2,771,381     41    0.20   $67,595   7.623  358.23   672  84.9
$75,000.01 - $100,000.00      $15,749,930    175    1.13   $90,000   7.142  357.14   677  82.8
$100,000.01 - $150,000.00    $107,788,275    839    7.75  $128,472   6.892  357.62   679  82.0
$150,000.01 - $200,000.00    $171,044,163    975   12.30  $175,430   6.796  357.65   678  82.1
$200,000.01 - $250,000.00    $183,327,919    813   13.19  $225,496   6.689  357.70   681  81.8
$250,000.01 - $300,000.00    $207,246,900    754   14.91  $274,863   6.710  357.96   681  82.2
$300,000.01 - $350,000.00    $170,751,205    526   12.28  $324,622   6.686  358.13   685  82.4
$350,000.01 - $400,000.00    $177,262,631    471   12.75  $376,354   6.667  358.14   683  82.9
$400,000.01 - $450,000.00    $118,912,975    280    8.55  $424,689   6.647  358.09   685  82.9
$450,000.01 - $500,000.00     $89,859,282    190    6.46  $472,944   6.734  358.28   688  83.1
$500,000.01 - $550,000.00     $49,830,190     95    3.58  $524,528   6.652  358.48   684  83.0
$550,000.01 - $600,000.00     $47,770,238     83    3.44  $575,545   6.449  358.38   692  82.8
$600,000.01 - $650,000.00     $18,613,832     30    1.34  $620,461   6.911  358.43   674  85.1
$650,000.01 - $700,000.00     $10,150,743     15    0.73  $676,716   6.828  358.07   695  82.8
$700,000.01 - $750,000.00      $6,519,335      9    0.47  $724,371   6.997  358.11   679  76.0
$750,000.01 - $800,000.00      $3,924,000      5    0.28  $784,800   7.002  358.79   663  75.9
$800,000.01 - $850,000.00        $850,000      1    0.06  $850,000   5.990  356.00   729  85.0
$850,000.01 - $900,000.00        $861,000      1    0.06  $861,000   5.990  358.00   645  79.7
> $900,000.00                  $6,963,250      7    0.50  $994,750   6.052  358.86   698  72.7

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
`                          $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,879,787     14    0.21  $205,699   7.228  357.66   681  84.6
Alaska                           $931,411      5    0.07  $186,282   8.099  358.95   684  98.7
Arizona                       $60,884,236    311    4.38  $195,769   6.755  357.66   681  82.2
Arkansas                       $1,830,554      9    0.13  $203,395   7.725  358.09   662  99.6
California                   $652,621,171  1,913   46.94  $341,151   6.512  358.14   687  80.9
Colorado                      $44,381,839    224    3.19  $198,133   6.620  357.95   678  83.0
Connecticut                    $7,862,606     34    0.57  $231,253   6.767  357.54   676  82.1
Delaware                       $2,008,257      8    0.14  $251,032   7.058  357.51   694  84.4
District of Columbia           $3,717,315     12    0.27  $309,776   6.805  357.89   680  80.9
Florida                       $93,821,347    436    6.75  $215,187   7.095  358.14   678  83.6
Georgia                       $26,628,141    156    1.92  $170,693   7.075  357.16   675  85.2
Hawaii                        $22,993,013     59    1.65  $389,712   6.728  358.68   689  83.1
Idaho                          $4,172,805     28    0.30  $149,029   6.840  358.26   673  81.0
Illinois                      $36,613,478    162    2.63  $226,009   6.986  358.06   684  84.8
Indiana                        $4,229,352     25    0.30  $169,174   6.856  357.51   685  90.0
Iowa                             $897,029      7    0.06  $128,147   7.078  356.66   660  89.4
Kansas                         $1,661,352      9    0.12  $184,595   6.997  356.94   681  80.9
Kentucky                       $3,755,275     25    0.27  $150,211   7.165  357.32   674  85.3
Louisiana                        $156,800      1    0.01  $156,800   9.200  358.00   643  80.0
Maine                            $924,397      5    0.07  $184,879   6.848  357.07   667  83.5
Maryland                      $43,286,635    162    3.11  $267,201   6.849  357.65   674  83.4
Massachusetts                 $18,696,310     69    1.34  $270,961   7.113  358.06   671  83.4
Michigan                      $17,221,109     94    1.24  $183,203   7.195  357.81   675  85.0
Minnesota                     $35,397,936    173    2.55  $204,612   6.860  357.56   679  87.6
Mississippi                      $803,951      5    0.06  $160,790   6.409  356.49   684  86.6
Missouri                       $5,944,779     40    0.43  $148,619   6.883  358.26   676  83.4
Montana                        $1,846,670     10    0.13  $184,667   6.787  358.67   680  84.5
Nebraska                       $1,151,140      7    0.08  $164,449   6.973  356.96   661  85.3
Nevada                        $52,003,644    209    3.74  $248,821   6.795  357.92   677  82.9
New Hampshire                  $3,620,744     19    0.26  $190,565   6.861  357.18   675  82.3
New Jersey                    $27,217,394     95    1.96  $286,499   7.111  357.90   683  85.1
New Mexico                     $1,246,488      7    0.09  $178,070   7.399  358.51   667  81.1
New York                      $20,945,105     63    1.51  $332,462   6.936  358.80   678  80.3
North Carolina                 $9,276,418     66    0.67  $140,552   7.091  357.19   676  83.9
North Dakota                     $629,030      5    0.05  $125,806   7.122  357.92   705  84.1
Ohio                           $9,614,396     62    0.69  $155,071   6.712  357.08   670  82.4
Oklahoma                         $136,600      1    0.01  $136,600   6.300  358.00   716  79.4

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Oregon                        $19,763,966    103    1.42  $191,883   6.693  357.75   680  85.5
Pennsylvania                   $6,676,600     32    0.48  $208,644   6.934  357.37   678  83.8
Rhode Island                     $833,950      4    0.06  $208,488   7.054  358.61   653  74.3
South Carolina                 $3,761,451     22    0.27  $170,975   7.142  357.13   670  83.5
South Dakota                     $581,320      5    0.04  $116,264   7.231  357.84   677  88.8
Tennessee                     $10,088,848     63    0.73  $160,140   6.711  357.68   672  81.9
Texas                         $11,597,463     72    0.83  $161,076   6.919  357.89   681  83.9
Utah                           $9,401,564     46    0.68  $204,382   6.924  357.97   675  83.6
Virginia                      $50,642,337    187    3.64  $270,815   6.914  357.53   678  80.6
Washington                    $51,355,658    227    3.69  $226,236   6.687  357.72   677  84.6
West Virginia                  $1,710,605      7    0.12  $244,372   7.672  357.97   686  85.1
Wisconsin                      $1,282,195      9    0.09  $142,466   7.014  356.65   661  81.7
Wyoming                          $542,780      4    0.04  $135,695   6.854  357.48   663  80.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                       $9,312,889     40    0.67  $232,822   6.052  358.39   700   44.5
50.01 - 55.00                  $6,185,144     19    0.44  $325,534   5.869  358.69   699   53.4
55.01 - 60.00                  $9,514,437     34    0.68  $279,836   5.998  358.38   699   58.6
60.01 - 65.00                 $17,839,040     61    1.28  $292,443   6.204  358.35   681   63.6
65.01 - 70.00                 $31,150,165    111    2.24  $280,632   6.090  358.32   694   68.7
70.01 - 75.00                 $62,458,266    203    4.49  $307,676   6.708  358.39   678   74.1
75.01 - 80.00                $850,956,577  3,411   61.21  $249,474   6.658  357.93   682   79.9
80.01 - 85.00                 $83,578,570    268    6.01  $311,860   6.467  357.97   678   84.1
85.01 - 90.00                $137,866,738    489    9.92  $281,936   7.039  358.16   679   89.4
90.01 - 95.00                 $34,210,934    121    2.46  $282,735   7.348  357.82   685   94.7
95.01 - 100.00               $147,174,490    554   10.59  $265,658   7.070  357.74   687  100.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683   82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                    $122,000      1    0.01  $122,000   4.250  358.00   725  100.0
4.501 - 5.000                  $4,573,896     15    0.33  $304,926   4.913  357.87   712   78.8
5.001 - 5.500                 $60,498,895    196    4.35  $308,668   5.386  357.58   694   77.7
5.501 - 6.000                $241,861,926    861   17.40  $280,908   5.840  357.52   691   78.4
6.001 - 6.500                $311,757,364  1,166   22.42  $267,373   6.326  357.84   682   81.9
6.501 - 7.000                $383,740,553  1,462   27.60  $262,476   6.792  358.06   682   83.1

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report



------------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                $184,983,716    770   13.31  $240,239   7.284  358.27   678  84.4
7.501 - 8.000                $118,292,231    495    8.51  $238,974   7.763  358.23   676  85.2
8.001 - 8.500                 $43,544,229    184    3.13  $236,653   8.261  358.57   674  86.5
8.501 - 9.000                 $24,384,008     97    1.75  $251,382   8.777  358.77   678  87.1
9.001 - 9.500                  $8,219,418     32    0.59  $256,857   9.253  358.90   678  86.7
9.501 - 10.000                 $5,784,096     23    0.42  $251,482   9.756  358.44   679  84.2
10.001 - 10.500                $1,652,527      6    0.12  $275,421  10.299  358.36   671  93.8
10.501 - 11.000                  $832,389      3    0.06  $277,463  10.939  359.21   659  92.3
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                          $960,377,848  3,636   69.08  $264,130   6.686  357.96   682  82.1
PUD                          $251,218,003    953   18.07  $263,608   6.750  357.94   681  82.9
CND                          $125,838,088    550    9.05  $228,797   6.773  357.91   688  83.6
2 FAM                         $34,216,004    109    2.46  $313,908   6.879  358.63   697  80.6
CNDP                           $9,370,258     35    0.67  $267,722   7.309  358.03   690  84.7
4 FAM                          $4,280,200     10    0.31  $428,020   6.914  359.26   712  82.2
3 FAM                          $4,175,500     14    0.30  $298,250   6.785  358.66   685  70.1
MNF                              $771,348      4    0.06  $192,837   8.756  357.85   708  85.5
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                          $890,326,126  3,454   64.04  $257,767   6.822  357.98   686  83.8
RCO                          $455,748,839  1,644   32.78  $277,219   6.531  358.07   677  79.6
RNC                           $44,172,285    213    3.18  $207,382   6.514  356.96   674  80.9
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                           $1,353,356,1475,150   97.35  $262,788   6.689  357.95   682  82.2
INV                           $31,312,728    139    2.25  $225,271   7.800  358.79   695  86.0
2H                             $5,578,375     22    0.40  $253,562   7.333  358.37   686  85.0

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                         $96,900      1    0.01   $96,900   7.650  235.00   755  95.0
301 - 360                  $1,390,150,350  5,310   99.99  $261,799   6.717  357.98   683  82.3
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                         $824,180,419  3,243   59.28  $254,141   6.480  357.90   682  83.7
STATED INCOME                $566,066,831  2,068   40.72  $273,727   7.062  358.08   684  80.3
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                      $5,449,134     21    0.39  $259,483   6.473  358.33   806  77.6
781 - 800                     $21,971,065     68    1.58  $323,104   6.367  358.33   790  79.8
761 - 780                     $48,120,006    157    3.46  $306,497   6.410  358.39   770  82.1
741 - 760                     $52,735,042    193    3.79  $273,239   6.591  358.00   750  83.4
721 - 740                     $91,016,956    334    6.55  $272,506   6.579  357.99   730  82.5
701 - 720                    $121,213,441    479    8.72  $253,055   6.677  358.08   710  83.1
681 - 700                    $229,720,179    854   16.52  $268,993   6.663  358.00   690  82.2
661 - 680                    $347,033,469  1,340   24.96  $258,980   6.726  357.98   670  82.3
641 - 660                    $445,091,945  1,759   32.02  $253,037   6.834  357.86   650  82.3
621 - 640                     $27,896,012    106    2.01  $263,170   6.881  357.93   640  81.8
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                          $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------

                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
`                          $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                            $256,534,538  1,025   18.45  $250,278   7.333  358.22   682  84.1
12                            $73,373,996    244    5.28  $300,713   7.157  358.19   680  81.5
13                               $240,000      1    0.02  $240,000   6.500  357.00   646  77.7
24                           $643,362,777  2,418   46.28  $266,072   6.587  357.78   681  83.0
30                               $528,472      3    0.04  $176,157   6.809  358.11   696  85.4
36                           $330,953,768  1,336   23.81  $247,720   6.538  358.00   685  82.0
48                               $200,000      1    0.01  $200,000   7.200  355.00   649  80.0
60                            $85,053,699    283    6.12  $300,543   6.155  358.46   692  74.1
------------------------------------------------------------------------------------------------------------------------------------
                           $1,390,247,250  5,311  100.00  $261,768   6.717  357.97   683  82.3
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                  (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
13 - 18            18         $36,582,339    177    2.92  $206,680   6.368  353.94   675  80.3
19 - 24            22        $691,206,403  2,535   55.19  $272,665   6.709  357.99   682  83.1
25 - 31            31         $20,509,774     92    1.64  $222,932   6.529  354.56   677  82.6
32 - 37            34        $503,076,810  1,999   40.17  $251,664   6.865  358.33   683  83.2
>= 38              55            $964,279      4    0.08  $241,070   6.153  354.70   673  80.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                      (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $251,000      1    0.02  $251,000   6.250  360.00   770  88.1
3.001 - 4.000                  $3,478,782     15    0.28  $231,919   6.236  356.91   671  79.8
4.001 - 5.000                 $68,897,048    304    5.50  $226,635   5.765  355.71   682  78.5
5.001 - 6.000                $322,416,193  1,180   25.75  $273,234   6.192  357.53   683  79.7
6.001 - 7.000                $544,371,245  2,013   43.47  $270,428   6.696  358.17   684  83.7
7.001 - 8.000                $248,885,760  1,030   19.87  $241,637   7.481  358.44   679  85.8
8.001 - 9.000                 $56,476,835    230    4.51  $245,551   8.321  358.65   674  87.7
9.001 - 10.000                 $7,494,793     33    0.60  $227,115   9.244  358.96   686  90.4
10.001 - 11.000                   $67,950      1    0.01   $67,950   9.900  358.00   664  90.0

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin                      (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
6.521                      $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                  (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                    $149,200      1    0.01  $149,200   6.450  359.00   750  80.0
10.501 - 11.000                $1,131,942      4    0.09  $282,986   5.247  356.86   717  80.0
11.001 - 11.500               $12,394,196     58    0.99  $213,693   5.356  356.11   691  79.2
11.501 - 12.000               $68,302,176    291    5.45  $234,715   5.786  355.85   686  79.8
12.001 - 12.500               $98,523,254    393    7.87  $250,695   5.941  356.86   679  80.1
12.501 - 13.000              $203,720,230    757   16.27  $269,115   6.196  357.51   687  80.5
13.001 - 13.500              $252,714,026    918   20.18  $275,288   6.484  358.06   683  82.7
13.501 - 14.000              $309,920,048  1,133   24.75  $273,539   6.871  358.41   683  83.6
14.001 - 14.500              $140,971,779    581   11.26  $242,636   7.322  358.57   679  85.6
14.501 - 15.000               $91,993,478    377    7.35  $244,015   7.795  358.46   676  86.6
15.001 - 15.500               $36,702,694    153    2.93  $239,887   8.281  358.67   675  87.3
15.501 - 16.000               $21,100,552     87    1.68  $242,535   8.788  358.85   679  86.8
16.001 - 16.500                $6,966,000     25    0.56  $278,640   9.257  358.99   682  86.8
16.501 - 17.000                $5,391,105     20    0.43  $269,555   9.751  358.42   680  83.6
17.001 - 17.500                $1,652,527      6    0.13  $275,421  10.299  358.36   671  93.8
17.501 - 18.000                  $427,398      2    0.03  $213,699  11.000  358.46   660  94.6
19.001 - 19.500                  $279,000      1    0.02  $279,000   7.500  357.00   665  90.0
------------------------------------------------------------------------------------------------------------------------------------
13.528                     $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic ate Cap                 (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0.750                            $236,000      1    0.02  $236,000   6.050  359.00   664  80.0
1.000                          $1,146,377      6    0.09  $191,063   7.451  357.30   669  90.9
1.500                        $928,356,532  3,393   74.13  $273,609   6.802  358.40   683  83.8
2.000                         $17,115,149     62    1.37  $276,051   6.661  357.69   690  79.9
3.000                        $304,563,147  1,341   24.32  $227,116   6.626  356.58   678  81.0
5.000                            $136,000      1    0.01  $136,000   7.875  359.00   732  80.0
6.000                            $426,400      2    0.03  $213,200   7.844  358.42   682  80.0
7.000                            $360,000      1    0.03  $360,000   6.800  359.00   661  80.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 8 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap               (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0.750                            $236,000      1    0.02  $236,000   6.050  359.00   664  80.0
1.000                        $307,681,419  1,341   24.57  $229,442   6.623  356.60   679  80.9
1.500                        $941,723,959  3,454   75.20  $272,647   6.802  358.39   683  83.7
2.000                          $2,061,678      8    0.16  $257,710   7.129  358.00   667  77.4
2.250                            $269,450      1    0.02  $269,450   6.350  357.00   676 100.0
3.000                            $367,100      2    0.03  $183,550   6.043  359.34   721  93.3
------------------------------------------------------------------------------------------------------------------------------------
                           $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor               (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 1.000                         $128,000      1    0.01  $128,000   7.190  360.00   648  80.0
1.001 - 2.000                    $345,200      2    0.03  $172,600   7.324  359.57   720  91.4
3.001 - 4.000                    $414,320      2    0.03  $207,160   6.758  356.61   669  80.0
4.001 - 5.000                  $7,788,244     30    0.62  $259,608   5.147  357.39   714  79.2
5.001 - 6.000                $246,276,043    894   19.67  $275,477   5.766  357.31   689  79.8
6.001 - 7.000                $632,226,876  2,371   50.48  $266,650   6.596  357.95   682  83.0
7.001 - 8.000                $283,443,569  1,174   22.63  $241,434   7.475  358.32   677  85.0
8.001 - 9.000                 $66,364,214    274    5.30  $242,205   8.451  358.65   675  86.7
9.001 - 10.000                $13,273,214     51    1.06  $260,259   9.447  358.72   680  85.9
> 10.000                       $2,079,925      8    0.17  $259,991  10.443  358.38   669  94.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date               (Excludes   504 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
12/06                            $156,000      1    0.01  $156,000   6.390  349.00   655  80.0
01/07                            $150,400      1    0.01  $150,400   7.500  350.00   648  80.0
03/07                            $413,200      2    0.03  $206,600   6.293  352.00   669  80.0
04/07                             $96,000      1    0.01   $96,000   6.990  353.00   646  80.0
05/07                         $35,766,739    172    2.86  $207,946   6.362  354.00   676  80.3
06/07                         $63,901,040    288    5.10  $221,879   6.289  355.00   670  80.9
07/07                         $66,758,639    253    5.33  $263,868   6.578  356.00   677  85.7
08/07                         $74,621,315    282    5.96  $264,615   6.567  357.00   683  84.8
09/07                        $199,845,245    688   15.96  $290,473   6.613  358.00   684  83.8
10/07                        $181,888,542    662   14.52  $274,756   6.904  359.00   684  82.2
11/07                        $101,676,782    356    8.12  $285,609   7.008  360.00   684  81.8
12/07                          $2,745,483      7    0.22  $392,212   6.430  359.08   696  80.0
01/08                            $173,460      1    0.01  $173,460   5.950  350.00   703  80.0
03/08                            $478,428      1    0.04  $478,428   6.875  352.00   644  81.4

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 9 of 10             11/15/2005 5:01:55 PM

[COMPANY LOGO] Countrywide(R)                                                    Computational Materials For
-----------------------------                        Countrywide Assest-Backed Certificates, Series 2005-AB4
   SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------


                                                      Group 1 & 2 (Interest Only)

                                                  ARM and Fixed        $1,390,247,250

                                                           Detailed Report


------------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date               (Excludes   179 Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT   # OF    % OF   AVERAGE   GROSS   REMG.        ORIG
DESCRIPTION                       BALANCE  LOANS   TOTAL   BALANCE     WAC    TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
04/08                            $555,785      2    0.04  $277,892   5.914  353.00   736  80.0
05/08                          $4,282,464     22    0.34  $194,657   6.292  354.00   681  81.1
06/08                         $14,920,994     66    1.19  $226,076   6.641  355.01   675  83.2
07/08                         $39,994,101    158    3.19  $253,127   6.524  356.00   679  86.1
08/08                         $66,881,512    268    5.34  $249,558   6.762  357.00   678  83.6
09/08                        $163,428,431    664   13.05  $246,127   6.831  358.00   685  84.0
10/08                        $152,005,171    601   12.14  $252,920   7.011  359.00   684  82.4
11/08                         $80,089,895    304    6.40  $263,454   6.913  360.00   686  81.3
12/08                            $545,700      3    0.04  $181,900   6.615  360.00   690  83.9
05/10                            $794,729      3    0.06  $264,910   5.982  354.00   669  80.0
09/10                            $169,551      1    0.01  $169,551   6.950  358.00   695  80.0
------------------------------------------------------------------------------------------------------------------------------------
                           $1,252,339,605  4,807  100.00  $260,524   6.758  357.95   682  83.0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 10 of 10            11/15/2005 5:01:55 PM